September 30, 1997
Annual Report

Calvert Capital Accumulation Fund

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Calvert Group Information

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Bethesda, Maryland 20814

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c/o NFDS, 6th Floor
1004 Baltimore
Kansas City, MO 64105-1807

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Address: http://www.calvertgroup.com

Please check the inside back cover for Calvert Group's Family of Funds

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective shareholders unless preceded or accompanied by a prospectus.


Calvert Capital Accumulation Fund

Special Notice

This audited report replaces the September 30, 1997 semi-annual report. The next semi-annual you receive will be dated March 31, 1998. The annual report will now be issued as of September 30 each year.

Calvert Group

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

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Table of Contents
President's Letter                         1
Portfolio Manager Remarks                  2
Report of Independent Accountants          4
Statement of Net Assets                    5
Statement of Operations                    8
Statements of Changes in Net Assets        9
Notes to Financial Statements             10
Financial Highlights                      13


Dear Shareholders:
The financial markets have been exceptionally volatile over the past few weeks. Events began to unfold in mid August, when the Asian currency crisis bled over to the Far East markets causing those markets to stumble, setting off a domino-effect that spread to all world markets. Just as market observers were predicting a repeat of the October 19, 1987 slide, stocks rallied back. At Calvert Group, we see this recent roller coaster ride as an example of the ups and downs inevitable in stock market investing. We don't believe the skies have suddenly darkened over the entire market. Fundamentals are still strong. There is no evidence of surging inflation, the economy is expanding at a sustainable pace and money continues to flow into the market.
For investors troubled by the recent volatility, we suggest two time-tested approaches. First, make investment decisions based on your time horizon and tolerance for risk. Second, diversifying among different types of asset classes can help lessen the sting of a sudden fall in stock prices. Your financial professional can help you decide whether your portfolio is well balanced.
In closing, I'd like to call your attention to the new format of our shareholder reports. The changes were intended to put you in closer contact with the portfolio manager and make the reports more interesting to read. We welcome your comments.

Sincerely,
/s/
Barbara J. Krumsiek
President and CEO
November 3, 1997

Portfolio Statistics
September 30, 1997

Ten Largest Stock Holdings
                             % of Net Assets
Home Depot                              3.8%
Greentree Financial Corp.               3.7%
Chase Manhattan Corp.                   3.5%
Cardinal Health, Inc.                   3.5%
T. Rowe Price Assoc., Inc.              3.4%
Autozone                                3.4%
Cisco Systems, Inc.                     3.4%
Hewlett Packard Co.                     3.3%
Carnival Corp., Class A                 2.8%
MCN Energy Group, Inc.                  2.8%
Total                                  33.6%

Investment Performance

                                    6 Months         12 Months
Capital Accumulation Fund             27.81%            20.67%
S&P Midcap 400 Index TR               33.14%            39.10%
Lipper Mid-Cap Fund Index             32.23%            24.80%

Investment Performance is for Class A shares and does not reflect the deduction of any front-end sales charge. TR represents total return.

Source: Lipper Analytical Services, Inc.

A DISCUSSION WITH PORTFOLIO MANAGER, ED BROWN

How would you characterize the investment climate during the past six months? The stock market continued to race ahead, with all major market averages posting positive returns. Modest inflation, relatively stable interest rates and sustained growth in corporate profits are supporting the market's strength.

What is the Fund's strategy?
We utilize a bottom-up, fundamental approach to investing that has proven to be effective in ideal and less-than-ideal investment climates. We seek to identify stocks with strong growth potential trading at fair valuations. This is known as a "Growth at a Reasonable Price," or GARP, philosophy.

This period, we continued to focus on two key themes: the Information Age and the Graying of America. We maintained sizable positions in health care and financial services companies and in technology companies that help individuals and businesses enhance their productivity.

One investment candidate that met both our fundamental and valuation selection criteria and was added to the portfolio during the final quarter covered by this report was Health Management Associates (HMA). HMA is a rapidly growing acquirer and operator of hospitals in non-urban areas in the Southeast and Southwest and is led by a lean, centralized management team with a successful track record.

The Fund turned in strong gains for the six-month period but lagged its benchmark. Why?
The majority of underperformance can be attributed to the last quarter. During this period, mid-cap stocks dramatically outperformed large-cap stocks. The presence of a number of large-cap companies in the Fund's portfolio diluted our return relative to that of a pure mid-cap index.

Do you think this bull market is running out of steam?
The stock market is richly valued at a current price/earnings multiple of 19.1 times our 12-month forward earnings estimate, but in an environment of low inflation and low interest rates, we don't believe the market is overvalued. (The price/earnings multiple is an indication of how much investors are paying for a company's earnings potential. The higher the p/e, the more investors are willing to pay.) In addition, valuations for small- and mid-cap stocks are not as stretched as they are within the large-cap universe. Still, investors should expect returns closer to historical averages than the exceptional returns we've seen over the past three years.

October 20, 1997

Portfolio Statistics
September 30, 1997

Average Annual Total Returns
                                    Class A Shares
                                    As of 9/30/97
One year                            14.96%
Since inception (10/31/94)          21.79%

                                    Class C Shares
                                    As of 9/30/97
One year                            19.20%
Since inception (10/31/94)          22.87%

Performance Comparison
Comparison in change of value of $10,000 investment.

Bar chart here showing comparison from 10/31/94 to 9/30/97
Calvert Capital Accumulation Fund (A)       $17,785
Calvert Capital Accumulation Fund (C)       $18,249
S&P Midcap 400 Index TR                     $19,728

Total returns assume reinvestment of dividends and, for Class A shares, reflect the deduction of the Fund's maximum front-end sales charge of 4.75%. No sales charge has been applied to the index used for comparison. Past performance is no guarantee of future results.

Report of Independent Accountants

To the Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert Capital Accumulation Fund:

We have audited the accompanying statement of net assets of Calvert Capital Accumulation Fund as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and financial highlights for each of the two years in the period then ended and the period from October 31, 1994 (commencement of operations) through September 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Capital Accumulation Fund as of September 30, 1997, and the results of its operations, changes in its net assets and financial highlights for the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
April 10, 1998

STATEMENT OF NET ASSETS
SEPTEMBER 30, 1997

Equity Securities - 94.9%                        Shares               Value
Banks - Money Center - 3.5%
Chase Manhattan Corp.                            17,624          $2,079,632
                                                                  2,079,632

Biotechnology - 2.1%
Amgen, Inc.                                      25,900           1,241,581
                                                                  1,241,581

Computer - Hardware - 5.7%
Hewlett Packard Co.                              28,000           1,947,750
Network General Corp. *                          72,000           1,395,000
                                                                  3,342,750

Computer - Networking - 3.3%
Cisco Systems, Inc. *                            27,000           1,972,687
                                                                  1,972,687

Computer - Peripherals - 2.4%
EMC Corp. *                                      24,289           1,417,870
                                                                  1,417,870

Computer - Software and Services - 10.1%
BMC Software, Inc. *                             13,500             874,125
Choicepoint, Inc. *                              2,830              105,771
Microsoft Corp. *                                7,900            1,045,269
Oracle Corp. *                                   38,380           1,398,471
Sterling Commerce, Inc. *                        38,631           1,388,302
Sterling Software, Inc. *                        31,050           1,113,919
                                                                  5,925,857

Consumer Finance - 3.7%
Green Tree Financial Corp.                       45,900           2,157,300
                                                                  2,157,300

Distributors - Food and Health - 3.5%
Cardinal Health, Inc.                            29,150           2,069,650
                                                                  2,069,650

Electrical Equipment - 8.1%
Belden, Inc.                                     40,900           1,541,419
Solectron Corp. *                                36,000           1,602,000
Vishay Intertechnology, Inc. *                   60,684           1,604,333
                                                                  4,747,752

Electronics - Semiconductors - 2.3%
Intel Corp.                                      14,400           1,329,300
                                                                  1,329,300

Health Care - Diversified - 1.7%
Johnson & Johnson                                17,500           1,008,437
                                                                  1,008,437

Health Care - Drug Systems - 2.3%
Scherer (R.P.) Corp. *                           22,000           1,362,625
                                                                  1,362,625

Health Care - Hospital Management - 0.9%
Health Management Associates, Inc., Class A *    17,400            $550,275
                                                                    550,275

Health Care - Long Term Care - 2.3%
Health Care & Retirement Corp. *                 36,250           1,348,047
                                                                  1,348,047

Health Care - Managed Care - 1.6%
United Healthcare Corp.                          18,900             945,000
                                                                    945,000

Health Care - Special Services - 2.1%
ALZA Corp. *                                     42,900           1,244,100
                                                                  1,244,100

Home Building - 2.3%
Rouse Co.                                        43,900           1,360,900
                                                                  1,360,900

Housewares - 2.6%
Newell Co.                                       38,400           1,536,000
                                                                  1,536,000

Insurance - Life and Health - 1.4%
AFLAC, Inc.                                      14,900             808,325
                                                                    808,325

Investment Management - 3.4%
T. Rowe Price Associates, Inc.                   29,600           1,990,600
                                                                  1,990,600

Leisure - 2.8%
Carnival Corp., Class A                          36,250           1,676,563
                                                                  1,676,563

Manufacturing - Diversified - 2.0%
Illinois Tool Works, Inc.                        23,400           1,170,000
                                                                  1,170,000

Manufacturing - Specialized - 1.4%
Pall Corp.                                       37,200             802,125
                                                                    802,125

Natural Gas - 2.8%
MCN Energy Group, Inc.                           51,300           1,641,600
                                                                  1,641,600

Real Estate Investment Trusts - 2.0%
Post Properties, Inc.                            29,100           1,156,725
                                                                  1,156,725

Restaurants - 1.2%
Cheesecake Factory, Inc. *                       26,300             724,894
                                                                    724,894

Retail - Building Supplies - 5.9%
Fastenal Co.                                     22,600           1,203,450
Home Depot, Inc.                                 43,050           2,243,981
                                                                  3,447,431

Retail - Department Stores - 1.4%
Nordstrom, Inc.                                  13,300            $847,875
                                                                    847,875

Retail - Discount - 1.8%
Dollar General Corp.                             31,421           1,070,286
                                                                  1,070,286

Retail - Specialty - 5.5%
Autozone, Inc. *                                 66,000           1,980,000
Caseys General Stores, Inc.                      51,300           1,263,263
                                                                  3,243,263

Services - Advertising and Marketing - 1.3%
Acxiom Corp. *                                   45,400             791,663
                                                                    791,663

Services - Data Processing - 1.5%
Equifax, Inc.                                    28,300             889,681
                                                                    889,681

     Total Equity Securities (Cost $44,902,531)                  55,900,794

                                                 Principal
Repurchase Agreements - 4.4%                     Amount
State Street Bank: 5.75%, dated 9/30/97, due
   10/1/97 (Collateral: $2,742,417, FNMA,
   6.25%, 11/10/99)                              $2,600,000       2,600,000

         Total Repurchase Agreements (Cost $2,600,000)            2,600,000

                  TOTAL INVESTMENTS
                  (Cost $47,502,531) - 99.3%                     58,500,794
                  Other assets in excess of liabilities - 0.7%      434,376
                  Net Assets - 100%                             $58,935,170

Net Assets Consist of:
Paid in capital applicable to the following shares of common stock, 250,000,000 shares of $0.01 par value authorized for Class A and Class C combined:
   Class A: 2,012,314 shares outstanding                        $39,737,868
   Class C: 157,065 shares outstanding                            3,182,577
Accumulated net realized gain (loss) on investments               5,016,462
Net unrealized appreciation (depreciation) on investments        10,998,263

   Net Assets                                                   $58,935,170

Net Asset Value per Share
Class A (based on net assets of $54,751,182)                         $27.21
Class C (based on net assets of $4,183,988)                          $26.64

* Non-income producing

See notes to financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1997

NET INVESTMENT INCOME
Investment Income
     Interest income                                                $60,028
     Dividend income                                                303,970
         Total investment income                                    363,998

Expenses
     Investment advisory fee                                        383,438
     Transfer agency fees and expenses                              163,597
     Distribution Plan expenses:
         Class A                                                    156,781
         Class C                                                     33,870
     Directors' fees and expenses                                     9,246
     Administrative fees                                             48,182
     Custodian fees                                                  29,873
     Registration fees                                               39,677
     Reports to shareholders                                         59,220
     Professional fees                                               10,021
     Miscellaneous                                                   27,640
         Total expenses                                             961,545
         Fees paid indirectly                                      (29,873)
              Net expenses                                          931,672

                  Net Investment Income (Loss)                    (567,674)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)                                          6,355,994
Change in unrealized appreciation or depreciation                 4,031,882

                  Net Realized and Unrealized Gain
                  (Loss) on Investments                          10,387,876

                  Increase (Decrease) in Net Assets
                  Resulting From Operations                      $9,820,202

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                Year Ended       Year Ended
Increase (Decrease)                          September 30,    September 30,
in Net Assets                                         1997             1996

Operations
     Net investment income (loss)               $(567,674)       $(508,712)
     Net realized gain (loss)                    6,355,994        (770,972)
     Change in unrealized appreciation
         or depreciation                         4,031,882        4,563,488

         Increase (Decrease) in Net Assets
         Resulting From Operations               9,820,202        3,283,804

Distributions to shareholders from
     Net realized gain:
         Class A Shares                                  -        (495,825)
         Class C Shares                                  -         (67,810)
     Total distributions                                 -        (563,635)

Capital share transactions:
     Shares sold:
         Class A Shares                         25,046,771       30,827,635
         Class C Shares                          1,469,185        2,840,269
     Reinvestment of distributions:
         Class A Shares                                  -          477,674
         Class C Shares                                  -           66,109
     Shares redeemed:
         Class A Shares                       (19,310,865)     (10,158,587)
         Class C Shares                        (1,088,191)      (1,877,841)
     Total capital share transactions            6,116,900       22,175,259

Total Increase (Decrease) in Net Assets         15,937,102       24,895,428

NET ASSETS
Beginning of year                               42,998,068       18,102,640
End of year                                    $58,935,170      $42,998,068

CAPITAL SHARE ACTIVITY
Shares sold:
     Class A Shares                              1,067,042        1,470,804
     Class C Shares                                 64,057          137,319
Reinvestment of distributions:
     Class A Shares                                      -           23,450
     Class C Shares                                      -            3,242
Shares redeemed:
     Class A Shares                              (821,581)        (477,461)
     Class C Shares                               (48,629)         (91,346)
Total capital share activity                       260,889        1,066,008

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

NOTE A - SIGNIFICANT ACCOUNTING POLICIES
General: The Calvert Capital Accumulation Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund, which commenced operations on October 31, 1994, offers Class A and Class C shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares, which have no transaction-based sales charge, have a higher annual expense rate than Class A. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

The Fund issued an audited report dated March 31, 1997. The Funds fiscal year-end remains September 30, and this annual report covers the period October 1, 1996 through September 30, 1997.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is unavailable are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis. Investment income, expenses and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

NOTE B - RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of .80% of the Fund's average daily net assets. Under the terms of the agreement, $50,274 was payable at year end. Effective January 1997, the Fund began paying a monthly performance fee of plus or minus up to .05%, on an annual basis, of average daily net assets of the performance period depending on the Fund's performance compared to the S&P Mid-Cap 400 Index. For the year ended September 30, 1997, the performance fee adjustment decreased management fees by $2,015.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of
 .10% of the average daily net assets of the Fund. Under the terms of the agreement, $4,742 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by each class of shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.00% annually of average daily net assets of each Class A and Class C, respectively. Under the terms of the agreement, $18,810 was payable at year end.

The Distributor received $93,429 as its portion of the commissions charged on sales of the Fund's shares.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Fund. Under the terms of the agreement, $14,649 was payable at year end.

Each Director who is not affiliated with the Advisor receives an annual fee of $4,000 plus $1,000 for each Board and Committee meeting attended. Director's fees are allocated to each of the funds served.

NOTE C - INVESTMENT ACTIVITY

During the year, purchases and sales of investments, other than short-term securities, were $60,634,087 and $55,854,423, respectively.

The cost of investments owned at September 30, 1997 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $10,998,263, of which $11,447,239 related to appreciated securities and $448,976 related to depreciated securities.

NOTE D - LINE OF CREDIT

Effective July 1, 1997, a financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. This fee is paid quarterly in arrears. The Fund had no loans outstanding pursuant to this line of credit at September 30, 1997.

NOTE E - SUBSEQUENT EVENT
Effective April 1, 1998, the Fund began to offer Class B shares of capital stock. Class B shares are sold without a front-end sales charge, but may impose a deferred sales charge at the time of redemption, depending on how long you have owned the shares. Class B shares have a higher level of expenses than Class A shares, including higher Distribution Plan expenses.

FINANCIAL HIGHLIGHTS

                                                 Years Ended September 30,
Class A Shares                                            1997         1996
Net asset value, beginning                              $22.55       $21.48
Income from investment operations
     Net investment income (loss)                        (.25)        (.24)
     Net realized and unrealized gain (loss)              4.91         1.88
         Total from investment operations                 4.66         1.64
Distributions from
     Net investment income                                   -            -
     Net realized gain                                       -        (.57)
         Total distributions                                 -        (.57)
Total increase (decrease) in net asset value                           4.66
1.07
Net asset value, ending                                 $27.21       $22.55

Total return*                                           20.67%        7.92%
Ratios to average net assets:
     Net investment income (loss)                      (1.09%)      (1.56%)
     Total expenses**                                    1.91%        2.16%
     Net expenses                                        1.85%        1.98%
     Expenses reimbursed                                     -            -
Portfolio turnover                                        126%         114%
Average commission rate paid                            $.0530       $.0563
Net assets, ending (in thousands)                      $54,751      $39,834
Number of shares outstanding ending (in thousands)       2,012        1,767

                                                      Period Ended
                                                     September 30,
Class A Shares                                             1995***
Net asset value, beginning                                  $15.00
Income from investment operations
     Net investment income (loss)                            (.11)
     Net realized and unrealized gain (loss)                  6.61
         Total from investment operations                     6.50
Distributions from
     Net investment income                                   (.02)
     Net realized gain                                           -
         Total distributions                                 (.02)
Total increase (decrease) in net asset value                  6.48
Net asset value, ending                                     $21.48

Total return*                                               43.40%
Ratios to average net assets:
     Net investment income (loss)                       (1.55%)(a)
     Total expenses**                                     2.35%(a)
     Net expenses                                         2.06%(a)
     Expenses reimbursed                                   .05%(a)
Portfolio turnover                                             95%
Average commission rate paid                                   N/A
Net assets, ending (in thousands)                          $16,111
Number of shares outstanding, ending (in thousands)            750

FINANCIAL HIGHLIGHTS

                                                  Years Ended September 30,
Class C Shares                                            1997         1996
Net asset value, beginning                              $22.34       $21.55
Income from investment operations
     Net investment income (loss)                        (.47)        (.55)
     Net realized and unrealized gain (loss)              4.77         1.91
         Total from investment operations                 4.30         1.36
Distributions from
     Net investment income                                   -            -
     Net realized gain                                       -        (.57)
         Total distributions                                 -        (.57)
Total increase (decrease) in net asset value                           4.30
 .79
Net asset value, ending                                 $26.64       $22.34

Total return*                                           19.25%        6.56%
Ratios to average net assets:
     Net investment income (loss)                      (2.30%)      (2.82%)
     Total expenses**                                    3.11%        3.42%
     Net expenses                                        3.05%        3.24%
     Expenses reimbursed                                     -            -
Portfolio turnover                                        126%         114%
Average commission rate paid                            $.0530       $.0563
Net assets, ending (in thousands)                       $4,184       $3,164
Number of shares outstanding, ending (in thousands)        157          142

                                                      Period Ended
                                                     September 30,
Class C Shares                                             1995***
Net asset value, beginning                                  $15.00
Income from investment operations
     Net investment income (loss)                            (.15)
     Net realized and unrealized gain (loss)                  6.70
         Total from investment operations                     6.55
Distributions from
     Net investment income                                       -
     Net realized gain                                           -
         Total distributions                                     -
Total increase (decrease) in net asset value                  6.55
Net asset value, ending                                     $21.55

Total return*                                               43.67%
Ratios to average net assets:
     Net investment income (loss)                       (3.13%)(a)
     Total expenses**                                     3.79%(a)
     Net expenses                                         3.50%(a)
     Expenses reimbursed                                  2.79%(a)
Portfolio turnover                                             95%
Average commission rate paid                                   N/A
Net assets, ending (in thousands)                           $1,992
Number of shares outstanding, ending (in thousands)             92


(a) annualized
* Total return does not reflect deduction of Class A front-end sales charge. ** Ratio reflects total expenses before reduction for fee paid indirectly; such reductions are included in the ratio of net expenses.
*** From October 31, 1994 inception.
N/A Disclosure not applicable to prior periods.

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CALVERT GROUP'S FAMILY OF FUNDS

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio
CTFR California Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Managed Growth Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Portfolio
California Muni. Intermediate Portfolio
Maryland Muni. Intermediate Portfolio
Virginia Muni. Intermediate Portfolio

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund

Equity Funds
NEW! CSIF Managed Index Portfolio
CSIF Equity Portfolio
Capital Accumulation Fund
CWVF International Equity Fund
New Vision Small Cap Fund
New Africa Fund